INVESCO MULTIPLE ASSET FUNDS, INC.
                            INVESCO Balanced Fund

               Supplement to Prospectus dated December 1, 1997


The section of the above  Fund's  Prospectus  entitled  "Essential  Information:
Organization and Management" is amended to (1) delete the second paragraph,  and
(2) substitute the following paragraph in its place:

            The Fund's  investments  are  selected  by its  portfolio  managers:
      INVESCO senior vice presidents Charles Mayer, who has 27 years of investment experience, and Donovan J. (Jerry) Paul, with 21 years of investment experience; and portfolio manager Peter M. Lovell, who has 6 years of investment experience. A Chartered Financial Analyst, Mr. Mayer earned his MBA from St. John's University and a BA from St. Peter's College. Mr. Paul holds an MBA from the University of Northern Iowa and a BBA from the University of Iowa; he is both a Chartered Financial Analyst and a Certified Public Accountant. Mr. Lovell earned his MBA in Finance and Accounting from Regis University and his BA in Speech Communications from Colorado State University.

     The section of the above Fund's Prospectus entitled "The Fund And Its Management" is amended to (1) delete the seventh and tenth paragraphs, and (2) substitute the following paragraphs, respectively, in their place:

            Charles P. Mayer, who is the head of INVESCO's Equity Income Team, Donovan J. (Jerry) Paul, who is the head of INVESCO's Fixed Income Team, and Peter M. Lovell, who is a member of INVESCO's Equity Income Team, are primarily responsible for the day-to-day management of the Fund's portfolio holdings.

            Peter M. Lovell has been a co-portfolio manager of the Fund since 1998. Mr. Lovell was previously an equity analyst with INVESCO's Equity Income Team (1996-1998), an equity assistant with INVESCO's Investment Division (1994-1996) and a financial consultant with Merrill Lynch (1992-
      1994). Mr. Lovell received a MBA in Finance and Accounting from Regis University and a BA in Speech Communications from Colorado State University.

This Supplement supersedes the Supplement dated January 1, 1998.

The date of this Supplement is July 1, 1998.